FOURTH AMENDMENT AND WAIVER
                           ---------------------------

               THIS FOURTH AMENDMENT TO CREDIT AGREEMENT AND WAIVER, dated as of February 15, 2000 (this "AMENDMENT AND WAIVER"), to the Credit Agreement, dated as of March 31, 1998 and as previously amended to date, is by and among Columbus McKinnon Corporation, a New York corporation (the "BORROWER"), the Lenders party thereto and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent.

                             PRELIMINARY STATEMENTS
                             ----------------------

               (A) The Borrower, the Lenders and Fleet National Bank, as the Initial Issuing Bank, the Swing Line Bank and the Administrative Agent, are parties to the Credit Agreement, dated as of March 31, 1998, as amended by the First Amendment to Credit Agreement, dated as of September 23, 1998, the Second Amendment to Credit Agreement and Consent, dated as of February 12, 1999, and the Third Amendment to Credit Agreement, dated as of November 16, 1999 (as it may be further amended, restated, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT").

               (B) Gaffey, Inc., a subsidiary of the Borrower and Guarantor, is in the process of selling its facility (a service center and office structure), located on 12th Street in Tulsa, Oklahoma at fair market value for an aggregate cash purchase price not to exceed $800,000 (the "Sale of Assets"), as permitted by Section 5.02(e)(iii) of the Credit Agreement.

               (C) Section 2.06(b)(ii) of the Credit Agreement requires that the Net Cash Proceeds from the Sale of Assets be applied to make a mandatory prepayment of the then outstanding Advances.

               (D) The Administrative Agent and Lenders desire to waive the requirements of Section 2.06(b)(ii) of the Credit Agreement and to amend Sections 5.03(b), 5.03(c), 5.03(d) and 5.04(d) of the Credit Agreement as set forth herein.

               Terms defined in the Credit Agreement and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.

               NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

               ARTICLE 1.   WAIVER.     Subject  to  the  satisfaction  of   the
conditions set forth in Article 4 hereof:

               (a) The Administrative Agent and Lenders hereby waive any prepayment required by Section 2.06(b)(ii) of the Credit Agreement in connection with the Sale of Assets and consent to the use of the Net Cash Proceeds from the Sale of Assets for working capital and other general corporate purposes; PROVIDED, THAT, the Sale of Assets complies with the provisions of Section 5.02(e)(iii) of the Credit Agreement; and, FURTHER PROVIDED, THAT, the Net Cash Proceeds from the Sale of Assets do not exceed $800,000.

               (b) The foregoing waiver is only applicable and shall only be effective in the specific instance and for the specific purpose for which made. The waiver is expressly limited to the facts and circumstances referred to herein and shall not operate (i) as a waiver of or consent to non-compliance with any other Section or provision of the Credit Agreement or any other Loan Document or (ii) as a waiver of any other right, power or remedy of either the Administrative Agent or any Lender Party under the Credit Agreement or any other Loan Document.

               ARTICLE 2.   AMENDMENTS.

               Section 2.1 Section 5.03(b) of the Credit Agreement is deleted in its entirety and replaced by the following:

               "(b) QUARTERLY FINANCIALS. As soon as available and in any event within forty-five (45) days after the end of each of the first, second and third fiscal quarters of each Fiscal Year, and as soon as available and in any event within ninety (90) days after the end of the fourth fiscal quarter of each Fiscal Year, a Consolidated balance sheet of the Borrower and its Subsidiaries, as of the end of such quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income of the Borrower and its Significant Subsidiaries, for the period commencing at the end of the previous fiscal quarter and ending with the end of such fiscal quarter and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income of the Borrower and its Significant Subsidiaries, for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter, setting forth in each case in comparative form the corresponding figures for the corresponding period of the preceding Fiscal Year and the corresponding figures from the budgeted forecasts delivered pursuant to Section 5.03(e) for such period and for the Fiscal Year which includes such period, all in reasonable detail and duly certified by the chief financial officer of the Borrower as having been prepared in accordance with GAAP (subject to normal year-end audit adjustments), together with (i) a certificate of said officer stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto and (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by the Borrower in determining compliance with the financial covenants contained in Sections 5.04(a) through (d), PROVIDED, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP. In connection with the Borrower's delivery of all quarterly financial statements pursuant to the foregoing, the Borrower shall also furnish to the Administrative Agent and Lender Parties a contract progress report with respect to each and every ongoing contracted for project in process of the Borrower, LICO or any of their respective Subsidiaries which involves aggregate payments during the life of such contract in excess of $5,000,000. All such contract in progress reports shall be prepared in a manner and presented in a form reasonably acceptable to the Administrative Agent."

               Section 2.2 Section 5.03(c) of the Credit Agreement is deleted in its entirety and replaced by the following:

               "(c) ANNUAL  FINANCIALS.  As soon as  available  and in any event within one hundred and five (105) days after the end of each Fiscal Year, a copy of the annual audit report for such year for the Borrower and its Subsidiaries, including therein a Consolidated balance sheet of the Borrower and its Subsidiaries, as of the end of such Fiscal Year and a Consolidated statement of income and a Consolidated statement of cash flows of the Borrower and its Subsidiaries, and consolidating statements of income of the Borrower and its Significant Subsidiaries, for such Fiscal Year, in each case setting forth in comparative form the corresponding figures for the prior Fiscal Year and the corresponding figures from the budgeted forecasts delivered pursuant to Section 5.03(e) for such Fiscal Year and in each case accompanied (in the case of such Consolidated financial statements) by an opinion acceptable to the Administrative Agent, with the consent of the Required Lenders, of Ernst & Young LLP or other independent certified public accountants of recognized national standing acceptable to the Administrative Agent, with the consent of the Required Lenders, together with (i) a letter of such accounting firm to the Administrative Agent and Lender Parties stating that in the course of the regular audit of the business of the Borrower and its Subsidiaries, which audit was conducted by such accounting firm in accordance with generally accepted auditing standards, such accounting firm has obtained no knowledge that a Default has occurred and is continuing, or if, in the opinion of such accounting firm, a Default has occurred and is continuing, a statement as to the nature thereof, (ii) a schedule in form satisfactory to the Administrative Agent of the computations used by such accountants in determining, as of the end of such Fiscal Year, compliance with the covenants contained in Sections 5.04(a) through
(d), PROVIDED, that in the event of any change in GAAP used in the preparation of such financial statements, the Borrower shall also provide, if necessary for the determination of compliance with Section 5.04, a statement of reconciliation conforming such financial statements to GAAP and (iii) a certificate of the chief financial officer of the Borrower stating that no Default has occurred and is continuing or, if a Default has occurred and is continuing, a statement as to the nature thereof and the action that the Borrower has taken and proposes to take with respect thereto."

               Section 2.3 Section 5.03(d) of the Credit Agreement is deleted in its entirety and replaced by the following:

               "(d) PRO FORMA FINANCIALS. In connection with the delivery of all financial statements delivered under Section 5.03(b) or 5.03(c) above, pro forma statements of income reflecting the acquisition of LICO and all other acquisitions made by the Borrower or one of its Subsidiaries at any time during such period, such pro forma statement of income to be prepared both (i) for the period commencing at the end of the previous Fiscal Year and ending with the end of such fiscal quarter or Fiscal Year, as the case may be, as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of such period and (ii) for the corresponding period of the preceding Fiscal Year, setting forth the corresponding figures for such corresponding period of the preceding Fiscal Year, as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of such corresponding period. All such pro forma statements of income shall be prepared as if the acquisition of LICO and all such other acquisitions had occurred at the beginning of the relevant periods reflected therein. All pro forma statements of income shall be prepared on a basis and presented in a form reasonably acceptable to the Administrative Agent. The requirements set forth in this Section 5.03(d) to deliver pro forma statements of income with respect to the acquisition of LICO or any other acquisition made by the Borrower or one of its Subsidiaries, as the case may be, shall continue until such time as the acquisition of LICO or such other acquisition, as the case may be, has been fully reflected for all relevant time periods in the financial statements delivered under Section 5.03(b) or 5.03(c) above, as appropriate, whereupon the requirements to deliver pro forma statements of income with respect to the acquisition of LICO or such other acquisition, as the case may be, shall cease with respect to the acquisition of LICO or such other acquisition, as the case may be, only, but shall continue with respect to any and all acquisitions of the Borrower or one of its Subsidiaries other than the acquisition of LICO or such other acquisition, as the case may be."

               Section 2.4 Section 5.04(d)(ii) of the Credit Agreement is amended by deleting therefrom the words "March 31, 1998" and by replacing them with the words "October 3, 1999".

               ARTICLE 3. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Lenders and Administrative Agent that:

               Section 3.1 EXISTING REPRESENTATIONS. Each of the representa-tions and warranties contained in Article IV of the Credit Agreement is true in all respects on, and as though made as of, the date hereof, other than any such representation or warranty that, by its terms, refers to a specific date, in which case, as of such specific date.

               Section 3.2 NO DEFAULT. As of the date hereof, there exists no Default or Event of Default under the Credit Agreement and no event which, with the giving of notice or lapse of time, or both, would constitute a Default or Event of Default.

               ARTICLE 4. CONDITIONS TO AMENDMENT AND WAIVER.The effectiveness of the waiver contained in Article 1 and the amendments contained in Article 2 shall be subject to the fulfillment of the following conditions precedent:

               (a) The Borrower, Administrative Agent and Lenders shall have executed and delivered to the Administrative Agent this Amendment and Waiver.

               ARTICLE 5. REFERENCE TO AND EFFECT UPON THE CREDIT AGREEMENT AND OTHER LOAN AGREEMENTS.

               Section 5.1 Except as specifically waived or amended herein, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect in accordance with their respective terms and are hereby ratified and confirmed in all respects.

               Section 5.2 The execution, delivery and effect of this Amendment and Waiver shall be limited precisely as written and shall not be deemed to (i) be a consent to any waiver of any term or condition, or to any amendment or modification of any term or condition (except as specifically waived pursuant to Section 1 herein or amended pursuant to Section 2 herein), of the Credit Agreement or any other Loan Document or (ii) prejudice any right, power or remedy which any Agent or any Lender now has or may have in the future under or in connection with the Credit Agreement, the Notes or any other Loan Document. Each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", "herein" or any other word or words of similar import shall mean and be a reference to the Credit Agreement as amended hereby, and each reference in any other Loan Document to the Credit Agreement or any word or words of similar import shall be and mean a reference to the Credit Agreement as amended hereby.

               ARTICLE 6.   MISCELLANEOUS.

               Section 6.1 GOVERNING LAW. THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AS OPPOSED TO CONFLICTS OF LAW PROVISIONS) OF THE STATE OF NEW YORK.

               Section 6.2 COUNTERPARTS. This Amendment and Waiver may be signed in any number of counterparts with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed signature page to this Amendment and Waiver by facsimile shall be as effective as delivery of an original executed signature page.

               Section 6.3 BINDING EFFECT;ASSIGNMENT. This Amendment and Waiver shall be binding upon and inure to the benefit of the Borrower and its respective successors and to the benefit of the Administrative Agent and the Lenders and their respective successors and assigns.

               Section 6.4 FEES AND EXPENSES. The Borrower shall pay the Administrative Agent for all reasonable expenses, including reasonable fees of legal counsel, incurred by the Administrative Agent in connection with the preparation, negotiation and execution of this Amendment and Waiver and any related matters.

                            [SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be executed by their respective officers thereunto duly authorized on the date first above written.

                                    COLUMBUS MCKINNON CORPORATION

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Executive Vice President

               The undersigned hereby acknowledge and agree to this Amendment and Waiver, and agree that the Guaranty, the Security Agreement, and the Intellectual Property Security Agreement, and each other Loan Document executed by the undersigned shall remain in full force and effect and each is hereby ratified and confirmed by and on behalf of the undersigned, this 15th day of February, 2000.

                                    AUTOMATIC SYSTEMS, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer


                                    LICO STEEL, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer


                                    ABELL-HOWE CRANE, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                    Title: Treasurer


                                    G.L. INTERNATIONAL INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer


                                    GAFFEY, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer


                                    HANDLING SYSTEMS AND CONVEYORS, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer

                                    YALE INDUSTRIAL PRODUCTS, INC.

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer


                                    WASHINGTON EQUIPMENT COMPANY

                                    By: /S/ R. L. MONTGOMERY
                                        -------------------------------
                                        Title: Treasurer

                                    FLEET NATIONAL BANK, as Administrative Agent



                                    By: /S/ JOHN G. TIERNEY
                                        -------------------------------
                                        Title:  Vice President


                                    FLEET NATIONAL BANK, as Initial Issuing Bank


                                    By: /S/ JOHN G. TIERNEY
                                        -------------------------------
                                        Title:  Vice President


                                    FLEET NATIONAL BANK, as Swing Line Bank


                                    By: /S/ JOHN G. TIERNEY
                                        -------------------------------
                                        Title:  Vice President



                                    LENDERS

                                    FLEET NATIONAL BANK

                                    By: /S/ JOHN G. TIERNEY
                                        -------------------------------
                                        Title:  Vice President

                                    LENDERS

                                    ABN-AMRO BANK N.V. NEW YORK

                                    BRANCH, as a Co-Agent and Lender


                                    By: /S/ DONALD SUTTON
                                        -------------------------------
                                        Title:  Vice President

                                    By: /S/ JULIETTE MOUND
                                        -------------------------------
                                        Title: Assistant Vice President

                                    LENDERS

                                    THE BANK OF NOVA SCOTIA,  as  a Co-Agent and
                                    Lender


                                    By: /S/ WILLIAM R. COLLINS
                                        -------------------------------
                                        Title:  Managing Director

                                    LENDERS

                                    MANUFACTURERS AND TRADERS TRUST COMPANY, as a Co-Agent and Lender


                                    By: /S/ STEPHEN J. WYDYSH
                                        -------------------------------
                                        Title: Vice President

                                    LENDERS

                                    HSBC BANK USA   (formerly  known  as  Marine
                                    Midland Bank), as a Co-Agent and Lender


                                    By: /S/ D. C. ENGLISH
                                        -------------------------------
                                        Title:  Associate Director

                                    LENDERS

                                    COMERICA BANK

                                    By: /S/ KRISTINE L. VIGLIOTTI
                                        -------------------------------
                                        Title: Assistant Vice President

                                    LENDERS

                                    FIRST UNION NATIONAL BANK

                                    By: /S/ MARK B. FELKER
                                        -------------------------------
                                        Title:  Senior Vice President

                                    LENDERS

                                    KEYBANK NATIONAL ASSOCIATION

                                    By: /S/ FRANCIS W. LUTZ, JR.
                                        -------------------------------
                                        Title:  Portfolio Officer

                                    LENDERS

                                    MELLON BANK, N.A.

                                    By: /S/ ED KLOECKER
                                        -------------------------------
                                        Title:  Vice President

                                    LENDERS

                                    BANKERS TRUST COMPANY

                                    By:
                                        -------------------------------

                                        Title:

                                    LENDERS

                                    THE BANK OF NEW YORK

                                    By: /S/ THOMAS C. MCCROHAN
                                        -------------------------------
                                    Title:  Vice President

                                    LENDERS

                                    NATIONAL BANK OF CANADA

                                    By: /S/ ROBERT UHRIG
                                        -------------------------------
                                        Title: Vice President and Manager

                                    By: /S/ MICHAEL S. WOODARD
                                        -------------------------------
                                        Title:  Vice President

                                    LENDERS

                                    NATIONAL CITY BANK OF PENNSYLVANIA

                                    By: /S/ WILLIAM A. FELDMANN
                                        -------------------------------
                                        Title:  Vice President